UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2008

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2008, management of Bruker Corporation (the “Company”) implemented a temporary salary reduction for certain of the Company’s named executive officers. The salary reduction will be effective for the fiscal year beginning January 1, 2009.  During this period, the salaries of the Chief Executive Officer, Chief Financial Officer, and the Corporate Controller will be adjusted as follows:

Name	2008 Salary	2009 Salary	Salary Reduction
Frank H. Laukien, Ph.D., Chairman, President and Chief Executive Officer	$425,000	$318,750	25%

William J. Knight, Chief Financial Officer and Treasurer	$320,000	$288,000	10%

Brian P. Monahan, Corporate Controller, Executive Vice President of Bruker Daltonics	$200,000	$180,000	10%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

	By:	/s/ Frank H. Laukien
Date: December 24, 2008		Frank H. Laukien, Ph.D. Chief Executive Officer and President